                                 SECURITIES AND EXCHANGE COMMISSION

                                     WASHINGTON, DC.  20549

                                           FORM 8-K

                                       CURRENT REPORT
                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported):
                                         July 2, 2009

                                   HANCOCK HOLDING COMPANY

                 (Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On July 2, 2009, Hancock Holding Company
issued a press release announcing the appointment of James B. "Jim" Estabrook,
Jr. as the Company's new Chairman of the Board.  Information regarding Mr. Estabrook is contained in the press release attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated July 2, 2009, headed "Longtime Coast businessman
                             Estabrook named Hancock Holding Company chairman."

                                          SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 2, 2009

                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

Exhibit 99.1

                                        HANCOCK HOLDING COMPANY

For Immediate Release
July 2, 2009

For More Information

Carl J. Chaney, President & CEO (carl_chaney@hancockbank.com)
John M. Hairston, CEO & Chief Operating Officer (john_hairston@hancockbank.com)
Paul D. Guichet, VP, Investor Relations & Corporate Governance (paul_guichet@hancockbank.com)
R. Paul Maxwell, VP & Corporate Communications Manager (paul_maxwell@hancockbank.com)
228.868.4000 or 1.800.522.6542

============================================================================================================

                                         Longtime Coast businessman Estabrook
                                        named Hancock Holding Company chairman

     GULFPORT, MS (July 2, 2009) - Veteran Gulf Coast business and civic leader James B. "Jim" Estabrook, Jr., will assume responsibilities as Chairman of the Board of Hancock Holding Company (NASDAQ: HBHC), one of America's 100
Most Trustworthy Companies and corporate parent of 110-year-old Hancock Bank.

     Estabrook becomes Hancock Holding Company chairman on July 6, 2009, as former Hancock chairman and retired chief executive officer George A. Schloegel begins his term as Gulfport's new mayor.

     Estabrook is the president of Pascagoula based Estabrook Motor Company - which his father started in 1951 - as well as Estabrook Automotive and several other automotive related enterprises.  Estabrook served on the board of directors of the Pascagoula Moss Point Bank (PMP) before joining the Hancock Holding Company board during PMP's 1982 merger with Hancock Bank.  During almost 30 years with Hancock Bank, he has worked closely with the company's senior leaders on numerous corporate management committees.  He currently chairs the Hancock Holding Company Nominating &
Corporate Governance Committee, is a permanent Loan Oversight Committee director, and recently served on the Asset
Liability Committee (ALCO).  Additionally, Estabrook has held numerous executive leadership positions with Gulf
Coast business, economic, and service organizations for four decades.

     "Jim Estabrook has played an integral role in Hancock's growth across the region.  With his fellow Hancock directors, he has helped ensure the company's financial stability through some of the best and the most challenging times in our national and regional history.  He has been actively involved in sustaining the company's 110-year-old legacy of strength, stability, and integrity.  We believe his business acumen, exemplary community service, and devotion to the people of this area will remain invaluable as he guides Hancock into a new era of opportunity," said
Hancock Holding Company President and CEO Carl J. Chaney.

                                                       - more -

     Estabrook is past chairman of the Ford Zone Dealer Council and currently vice chairman of the Southern Quality
Ford Dealer Advertising Fund.  He is also currently the secretary and treasurer and a director of Versant Holding,
Inc.   A past director of the Mississippi Automobile Dealers Association and past president of the Mississippi
Automobile Dealers Association Services, he has been a Ford dealer since 1967 and has received distinguished achievement and customer satisfaction awards multiple years from Ford Motor Company, Nissan Motor Company, and
Toyota Motor Company.

     "We are very fortunate that our Hancock directors are some the Gulf South's most accomplished business men and women.  Jim Estabrook's record of achievement reflects his exceptional ability to balance visionary business success with strong community commitment.  His chairmanship will help perpetuate the core values that have kept Hancock strong since 1899," said CEO and Chief Operating Officer John M. Hairston.

     A former president of the Jackson County New Car Dealers Association, Estabrook is also a past director of the
Jackson County Economic Development Foundation, Jackson County Chamber of Commerce, and the Boys and Girls Club.  He
is a past president of the Kiwanis Club of Pascagoula, was chair of the American Heart Association Heart Fund, and is a member of the Pascagoula Rotary Club.  The past co-chair of the Pascagoula Municipal Separate School District
Capital Improvement Survey Committee Estabrook was also chairman of the Jackson County chamber's educational issues committee.

     A graduate of Pascagoula High School, Estabrook holds a bachelor of science degree from the University of South
Alabama.  He and his wife, Marcy Estabrook, have two sons, Reed and Drew, both of whom are active in management of the family enterprise.

About Hancock Holding Company

     Hancock Holding Company - parent company of Hancock Bank Mississippi,  Hancock Bank of Louisiana, Hancock Bank of
Florida,  and Hancock Bank of Louisiana - has assets of  approximately  $7.01 billion.  Founded in 1899,  Hancock Bank consistently  rates among America's  strongest,  safest  financial  institutions and has ranked as one of the nation's
Top 10 Best Banks, according to Bank Director magazine, for two years in a row.

     Hancock  Bank  operates  157 banking and  financial  services  offices  and 137 ATMs in  Mississippi,  Louisiana,
Alabama,  and Florida.  Other Hancock Bank  subsidiaries  include Hancock  Insurance  Agency and its divisions of Ross
King Walker and J. Everett Eaves and Harrison  Finance  Company.  Additional  corporate  information and e-banking are available at www.hancockbank.com.

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